SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 17, 2007.

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6121 Hollis Street
Emeryville, California 94608
(Address of principal executive offices)

(510) 350-2940
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

See the information in item 2.03 below.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 17, 2007 BioTimes entered into a First Amended and Restated Revolving Line of Credit Agreement (the “Credit Agreement”) that increases the amount of BioTime’s line of credit to $1,000,000 and extends the maturity date of the line of credit under BioTime’s April 12, 2006 Credit Agreement. The new maturity date of the Credit Agreement will be April 30, 2008. The line of credit may mature prior to April 30, 2008 if BioTime receives an aggregate of $2,000,000 through (A) the sale of capital stock, (B) the collection of licensing fees, signing fees, milestone fees, or similar fees in excess of $1,000,000 under any present or future agreement pursuant to which BioTime grants one or more licenses to use it’s patents or technology, and (C) funds borrowed from other lenders. Loans under the line of credit will bear interest at 12% per annum. BioTime will use the line of credit for working capital purposes. The line of credit is collateralized by a security interest in BioTime’s right to receive royalty and other payments under BioTime’s License Agreement with Hospira, Inc.

In consideration for making the new line of credit available, BioTime issued to the investors a total of 200,000 common shares. The lenders who will provide funding for the line of credit include Alfred D. Kingsley, George Karfunkel, and Broadwood Partners, L.P., who are also BioTime shareholders.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	First Amended and Restated Revolving Line of Credit Agreement, dated October 17, 2007
10.2	Form of Amended and Restated Revolving Credit Note
10.3	Form of Revolving Credit Note
10.4	First Amended and Restated Security Agreement, dated October 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: October 18, 2007	By /s/ Judith Segall
Vice President & Secretary
Member, Office of the President

Exhibit Number	Description

10.1	First Amended and Restated Revolving Line of Credit Agreement, dated October 17, 2007
10.2	Form of Amended and Restated Revolving Credit Note
10.3	Form of Revolving Credit Note
10.4	First Amended and Restated Security Agreement, dated October 17, 2007